                                                                    Exhibit 99

             TOO, INC. REPORTS THIRD QUARTER 2003 OPERATING RESULTS


   NEW ALBANY, Ohio; November 12, 2003 - Too, Inc. (NYSE: TOO) today reported earnings per diluted share for the third quarter ended November 1, 2003 of $0.13 compared to $0.31 for third quarter 2002.

The company said the earnings decline was primarily attributable to lower net sales, lower merchandise margins and higher buying and occupancy costs as a percentage of sales.

Net sales for the third quarter 2003 were $148.9 million, compared to sales of $164.6 million reported for the 2002 period. Comparable store sales for the 2003 quarter declined 17% compared to a same store sales decrease of 1% for the like period last year.

The company said that the lower sales were primarily attributable to the poor-performing back-to-school apparel assortment, which incorporated styles and colors prevalent in junior fashions, but was not popular with Limited Too's core `tween customer.

The company said that it is being conservative in its expectations for fourth quarter, including the 2003 holiday shopping season. Comparable store sales for the fourth quarter ending January 31, 2004 are expected to be in the negative, mid to high single digit range. Earnings per diluted share for the fourth quarter are anticipated to be in the range of $0.50 to $0.60. Too reported earnings per diluted share of $0.72 for last year's fourth quarter.

A live webcast and replay of today's conference call with security analysts to review the operating results for the third quarter will be available on the Internet beginning at 9:00 a.m. Eastern Time today. Individual investors can listen to the call through CCBN's investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

Too, Inc. is a rapidly growing specialty retailer for girls and young women. At Limited Too, the company sells apparel, swimwear, sleepwear, underwear, footwear, lifestyle and personal care products for active, fashion-aware `tween (ages 7 to 14) girls. Limited Too currently operates 552 stores in 46 states and Puerto Rico and publishes a catalog coinciding with key `tween shopping times throughout the year. Limited Too also conducts e-commerce on its Web site, http://www.limitedtoo.com. In February 2004, the company will launch Justice, a new specialty retail concept for young girls, offering sportswear and related accessories to value-conscious customers predominantly in "off-the-mall" store locations.

Statements made in this press release related to fourth quarter 2003 operating results are forward looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Forward-looking statements are indicated by words such as "anticipate," "estimate," "expect," "intend," "risk," "could," "may,"


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

"will," "pro forma," "likely," "possible," "potential," and similar words and phrases and the negative forms and variations of these words and phrases.

The following factors, among others, in some cases have affected, and in the future could affect, the Company's financial performance and actual results and could cause future performance and financial results to differ materially from those expressed or implied in any forward-looking statements included in this release, or otherwise made by management: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges and paper and printing costs; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; and/or other risk factors that may be described in the Safe Harbor Statement and Business Risks section of the Company's Form 10-K, filed April 29, 2002, as well as other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.



/CONTACT:         Robert Atkinson, Too, Inc.
                  Phone 614-775-3739




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
                                   TOO, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
       FOR THE THIRTEEN WEEKS ENDED NOVEMBER 1, 2003 AND NOVEMBER 2, 2002
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          THIRTEEN WEEKS ENDED               THIRTEEN WEEKS ENDED
                                                        -----------------------             -----------------------
                                                        NOVEMBER 1,        % OF             NOVEMBER 2,        % OF
                                                           2003           SALES                2002           SALES
                                                        -----------       -----             -----------       -----

Net sales                                                $ 148,864        100.0%             $ 164,629        100.0%
Cost of goods sold, including buying
      and occupancy costs                                  100,767         67.7%               105,608         64.1%
                                                         ---------        ------             ---------        ------
Gross income                                                48,097         32.3%                59,021         35.9%
General, administrative and store
      operating expenses                                    40,463         27.2%                41,606         25.3%
Store closing and impairment costs                             188          0.1%                     -          0.0%
                                                         ---------        ------             ---------        ------
Operating income                                             7,446          5.0%                17,415         10.6%
Interest (income) expense, net                                 125          0.1%                  (121)        (0.1%)
                                                         ---------        ------             ---------        ------
Income before income taxes                                   7,321          4.9%                17,536         10.7%
Provision for income taxes                                   2,800          1.9%                 6,700          4.1%
                                                         ---------        ------             ---------        ------
Net income                                               $   4,521          3.0%             $  10,836          6.6%
                                                         =========        ======             =========        ======

Earnings per share

      Basic                                              $    0.13                           $    0.32
                                                         =========                           =========

      Diluted                                            $    0.13                           $    0.31
                                                         =========                           =========

Weighted average shares outstanding

      Basic                                                 34,322                              34,061
                                                         =========                           =========

      Diluted                                               34,668                              34,903
                                                         =========                           =========


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


                                   TOO, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
     FOR THE THIRTY-NINE WEEKS ENDED NOVEMBER 1, 2003 AND NOVEMBER 2, 2002
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THIRTY-NINE WEEKS ENDED             THIRTY-NINE WEEKS ENDED
                                                        -----------------------             -----------------------
                                                        NOVEMBER 1,        % OF             NOVEMBER 2,        % OF
                                                           2003           SALES                2002           SALES
                                                        -----------       -----             -----------       -----


Net sales                                                $ 423,840        100.0%             $ 464,468        100.0%
Cost of goods sold, including buying
      and occupancy costs                                  293,090         69.2%               302,479         65.1%
                                                         ---------        ------             ---------        ------
Gross income                                               130,750         30.8%               161,989         34.9%
General, administrative and store
      operating expenses                                   115,743         27.3%               125,029         26.9%
Store closing and impairment costs                           7,521          1.8%                     -          0.0%
                                                         ---------        ------             ---------        ------
Operating income                                             7,486          1.8%                36,960          8.0%
Interest (income) expense, net                                 (64)         0.0%                   648          0.1%
                                                         ---------        ------             ---------        ------
Income before income taxes                                   7,550          1.8%                36,312          7.8%
Provision for income taxes                                   2,700          0.6%                14,100          3.0%
                                                         ---------        ------             ---------        ------
Net Income                                               $   4,850          1.1%              $ 22,212          4.8%
                                                         =========        ======             =========        ======

Earnings per share

      Basic                                              $    0.14                           $    0.67
                                                         =========                           =========

      Diluted                                            $    0.14                           $    0.65
                                                         =========                           =========

Weighted average shares outstanding

      Basic                                                 34,230                              32,990
                                                         =========                           =========

      Diluted                                               34,514                              33,980
                                                         =========                           =========



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


                                   TOO, INC.
                          Consolidated Balance Sheets
                  As of November 1, 2003 and February 1, 2003
                      (in thousands, except share amounts)


                                                                              NOVEMBER 1,         FEBRUARY 1,
                                                                                 2003                2003
                                                                              -----------         -----------
                                                                              (UNAUDITED)
                               ASSETS
CURRENT ASSETS:
     Cash and equivalents                                                      $  70,845           $ 101,300
     Restricted cash                                                              17,042                 -
     Receivables                                                                   9,698               4,957
     Income tax receivable                                                         5,542                 -
     Inventories                                                                  64,162              55,080
     Store supplies                                                               13,452              12,285
     Other                                                                         3,054               2,260
                                                                               ---------           ---------
Total current assets                                                             183,795             175,882

Property and equipment, net                                                      149,403             145,530
Deferred income taxes                                                              9,212              14,929
Other assets                                                                      10,514              10,990
                                                                               ---------           ---------

Total assets                                                                   $ 352,924           $ 347,331
                                                                               =========           =========

                LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                          $  27,480           $  22,550
     Accrued expenses                                                             38,700              44,600
     Income taxes payable                                                         10,086              16,088
                                                                               ---------           ---------
Total current liabilities                                                         76,266              83,238

Other long-term liabilities                                                       13,067              10,433

Commitments and contingencies

                        SHAREHOLDERS' EQUITY
Preferred stock, 50 million shares authorized                                        -                   -
Common stock, $.01 par value, 100 million shares
     authorized, 34.4 million and 34.1 million issued and outstanding
     at November 1, 2003 and February 1, 2003, respectively                          344                 341
Treasury stock, at cost, 29,709 shares                                              (998)               (998)
Paid in capital                                                                  119,499             114,421
Retained earnings                                                                144,746             139,896
                                                                               ---------           ---------

Total shareholders' equity                                                       263,591             253,660
                                                                               ---------           ---------

Total liabilities and shareholders' equity                                     $ 352,924           $ 347,331
                                                                               =========           =========


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


                                   TOO, INC.
                     Consolidated Statements of Cash Flows
     For the Thirty-Nine Weeks Ended November 1, 2003 and November 2, 2002
                           (unaudited, in thousands)


                                                                         THIRTY-NINE WEEKS ENDED
                                                                     -------------------------------
                                                                     NOVEMBER 1,         NOVEMBER 2,
                                                                        2003                2002
                                                                     -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                        $   4,850           $  22,212

IMPACT OF OTHER OPERATING ACTIVITIES ON CASH FLOWS:
    Depreciation and amortization                                        14,543              14,248
    Loss on impairment of assets                                          5,579                 -

    CHANGES IN ASSETS AND LIABILITIES:
        Inventories                                                      (9,082)            (11,649)
        Accounts payable and accrued expenses                              (766)             12,768
        Income taxes                                                       (300)             (5,896)
        Other assets                                                    (12,048)                722
        Other liabilities                                                 2,634               2,855
                                                                      ---------           ---------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                         5,410              35,260
                                                                      ---------           ---------

INVESTING ACTIVITIES:
    Capital expenditures                                                (19,122)            (36,047)
    Restricted cash                                                     (17,042)                -
                                                                      ---------           ---------

        NET CASH USED FOR INVESTING ACTIVITIES                          (36,164)            (36,047)
                                                                      ---------           ---------

FINANCING ACTIVITIES:
    Net proceeds from issuance of common stock                              -                73,394
    Repayment of term loan                                                  -               (50,000)
    Stock options, restricted stock and other equity changes                299               2,082
                                                                      ---------           ---------

        NET CASH PROVIDED BY FINANCING ACTIVITIES                           299              25,476
                                                                      ---------           ---------

    NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                     (30,455)             24,689

    Cash and equivalents, beginning of period                           101,300              63,538
                                                                      ---------           ---------

        Cash and equivalents, end of period                           $  70,845           $  88,227
                                                                      =========           =========

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


                                   TOO, INC.
                                 Selected Data
     For the Thirty-Nine Weeks Ended November 1, 2003 and November 2, 2002
                           (unaudited, in thousands)


                                        NOVEMBER 1,        NOVEMBER 2,
                                           2003               2002
                                        -----------        -----------
CAPITAL EXPENDITURES
   First Quarter                         $  5,636           $ 15,560
   Second Quarter                           4,197             12,874
   Third Quarter                            9,289              7,613
                                         --------           --------
   Year-to-date                          $ 19,122           $ 36,047
                                         ========           ========

DEPRECIATION & AMORTIZATION
   First Quarter                         $  4,682           $  5,399
   Second Quarter                           4,820              4,547
   Third Quarter                            5,041              4,302
                                         --------           --------
   Year-to-date                          $ 14,543           $ 14,248
                                         ========           ========

INTEREST (INCOME) EXPENSE - NET
   First Quarter                         $   (124)          $    253
   Second Quarter                             (65)               516
   Third Quarter                              125               (121)
                                         --------           --------
   Year-to-date                          $    (64)          $    648
                                         ========           ========


                                   TOO, INC.
                              STORE OPERATING DATA
     FOR THE THIRTY-NINE WEEKS ENDED NOVEMBER 1, 2003 AND NOVEMBER 2, 2002

                                                               NOVEMBER 1,         NOVEMBER 2,
LIMITED TOO STORE COUNT                                           2003                2002
                                                               -----------         -----------
Beginning of quarter                                                537                 484
     Opened                                                          13                  15
     Closed                                                         -                    (2)
                                                                 ------              ------
           Quarter-to-date                                          550                 497
                                                                 ======              ======

Beginning of year                                                   510                 459
     Opened                                                          42                  42
     Closed                                                          (2)                 (4)
                                                                 ------              ------
           Year-to-date                                             550                 497
                                                                 ======              ======


OTHER OPERATING DATA

mishmash stores                                                      11                  11
Stores with "Girl Power" format                                     325                 264
Percentage of Limited Too stores in "Girl Power" format              59%                 53%
Total square feet at period end (in thousands)                    2,266(1)            2,041(1)


(1)  Amount excludes mishmash stores.


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